UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 860 Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

(713) 528-1881
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective January 24, 2017, Camber Energy, Inc., formerly known as Lucas Energy, Inc. (the “Company”), entered into a Third Amendment to Asset Purchase Agreement (the “Third Amendment”) amending that certain Asset Purchase Agreement entered into among the Company and twenty-three sellers (collectively, the “Sellers”) and Segundo Resources, LLC, as a Seller and as a representative of the Sellers named therein (the “Representative”), dated December 31, 2015, as previously amended by the First Amendment to Asset Purchase Agreement effective April 1, 2016 and the Second Amendment to Asset Purchase Agreement effective August 25, 2016 (as amended to date, the “Purchase Agreement”). The Purchase Agreement is described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 30, 2015 and each of the amendments is described in greater detail in the Company’s Current Reports on Form 8-K filed with the SEC on April 25, 2016 and August 31, 2016, respectively.

Pursuant to the Third Amendment, the parties agreed to amend a post-Closing covenant under the Purchase Agreement to remove the requirement that one of the directors serving on the Company’s board of directors resign within six months of the closing of the transactions contemplated by the Purchase Agreement.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the Third Amendment which is filed herewith as Exhibit 2.4 and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

Exhibits

+2.1

Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated December 30, 2015 (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company with the SEC on December 31, 2015).

2.2

First Amendment to Asset Purchase Agreement by and among Lucas Energy, Inc., as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated April 20, 2016 and effective April 1, 2016 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 25, 2016).

2.3

Second Amendment to Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated August 25, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 31, 2016).

*2.4

Third Amendment to Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated August 25, 2016.

* Filed herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Camber Energy, Inc.

Dated: January 27, 2017	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer

Exhibit Index

+2.1

Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated December 30, 2015 (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company with the SEC on December 31, 2015).

2.2

First Amendment to Asset Purchase Agreement by and among Lucas Energy, Inc., as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated April 20, 2016 and effective April 1, 2016 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 25, 2016).

2.3

Second Amendment to Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated August 25, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 31, 2016).

*2.4

Third Amendment to Asset Purchase Agreement by and among the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated August 25, 2016.

* Filed herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.